March 8, 2018

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:    PRIAC Variable Contract Account A
(File No. 811-21988)

Prudential Retirement Security Annuity V
(File No. 333-162553)

Dear Commissioners:

On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the annual report made with the Commission by the underlying mutual fund within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual report with respect to the fund specified below:

1.     Filer/Entity:    Vanguard Valley Forge Funds
Registration No.:    811-58431
CIK No.:    0000889519
Accession No.:    0000932471-18-005294
Date of Filing:    2018-03-01

Share Class: Institutional

Vanguard Balanced Index Fund

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey_______________
Michele M. Drummey
Vice President and Corporate Counsel